UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
   Pursuant to Section 13 OR 15(d) of the Securities and Exchange Act of 1934

             Date of Report (Date of earliest reported): May 4, 2004

                         BEVSYSTEMS INTERNATIONAL, INC.
               (Exact name of registrant as specified in charter)



       Florida                      333-44315                84-1352529
(State or other jurisdiction      (Commission               (IRS Employer
 of incorporation)                 File Number)              Identification No.)


              334 South Hyde Park, Suite 111, Tampa, Florida 33606
               (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code: (727) 375-0290

ITEM 5. OTHER EVENTS AND REQUIRED FD DISCLOSURE.

On May 4, 2004, the Registrant issued a press release announcing that it has filed a motion to convert the involuntary Chapter 7 liquidation case filed against it to a reorganization proceeding under Chapter 11 of the U.S. Bankruptcy Code. If the motion is granted, the Company intends to use the filing of the petition as an opportunity to reorganize its operations. The Registrant notes, however, that the motion to convert, as well as any potential plan of reorganization that may be proposed, are subject to approval by the Bankruptcy Court. Accordingly, no assurance can be given that the Registrant's operations will continue for the foreseeable future.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(a)   Not applicable.

(b)   Not Applicable.

(c)   Exhibits:

Exhibit Number               Description

99.1               Press Release of BEVsystems International, Inc.
                   dated May 4, 2004.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                         BEVSYSTEMS INTERNATIONAL, INC.





Date: May 4, 2004                         /s/Rand Gray
                                          -------------
                                          Rand Gray,
                                          Chief Executive Officer